THE MANAGERS FUNDS

	  Supplement dated May 14, 2004 to the Prospectus
		     of the Money Market Fund
		       dated March 31, 2004

The following information supersedes and replaces all information to the contrary contained in the Prospectus with respect to Managers Money Market Fund (the "Fund"):

Effective May 14, 2004, the Fund will pursue its investment objective by investing all of its assets in the Institutional Class Shares of JPMorgan Liquid Assets Money Market Fund (the "Portfolio"), a separate registered investment company with substantially the same investment objective and policies as the Fund.

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment manager of the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, New York and is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.

The Fund pays an annual management fee to JPMIM indirectly through its investment in the Institutional Class Shares of the Portfolio. The Portfolio pays JPMIM a management fee of 0.10% of the Portfolio's average daily net assets. In addition, the Portfolio pays J.P. Morgan Chase Manhattan Bank, the administrator of the Portfolio and an affiliate of JPMIM, a fee for administrative and shareholder services performed for the Portfolio and other money market funds within the J.P. Morgan Funds Complex in the amount of 0.10% of the first $100 billion of the average daily net assets in the Complex and 0.05% of the average daily net assets in the Complex in excess of $100 billion. J.P. Morgan Chase Bank has contractually agreed through December 31, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Institutional Class Shares of the Portfolio (excluding certain items) exceed 0.20% of its average daily net assets.

As a shareholder of the Institutional Class Shares of the Portfolio, the Fund will bear its proportionate share of the expenses of such Class and will receive its proportionate share of the dividends paid by such Class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio's shareholders. In general, the Fund will vote its shares in the Portfolio in accordance with instructions received from shareholders of the Fund.

		       Annual Fund Operating Expenses
	       (expenses that are deducted from Fund assets)
	       ---------------------------------------------

              Management Fees				0.10%
              Distribution (12b-1) Fees			0.00%
              Other Expenses				0.66%
              Total Annual Operating Expenses		0.76%
						       ------
              Fee Waiver and Reimbursement (a) (b)     -0.33%
						       ------
              Net Annual Fund Operating Expenses	0.43%
						       ======

(a) The table reflects the combined expenses of the Fund and the Institutional Class Shares of the Portfolio. J. P. Morgan Chase Bank, the administrator of the Portfolio, has contractually agreed through December 31, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Institutional Class Shares of the Portfolio (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan of the Portfolio) exceed 0.20 % of its average daily net assets. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine.

(b) The Managers Funds LLC has contractually agreed, through at least April 1, 2005, to waive 0.05% of its fee for administrative services.


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Example
-------
This example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses and the expenses of the underlying Portfolio remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


			1 Year	3 Years	5 Years	10 Years
			------	-------	-------	--------
			  $54	 $210	  $390	  $911

May 14, 2004


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